Immunic THERAPEUTICS

Immunic Therapeutics

Developing Selective Oral Drugs in Immunology

NASDAQ: IMUX | February 2021

Cautionary Note Regarding Forward-Looking Statements

→ This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

→ Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 to safely and effectively target and treat relapsing-remitting multiple sclerosis or infections associated with coronavirus disease 2019 (COVID-19); the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed with the Securities and Exchange Commission.

→ Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Our Vision

We are developing new therapies with best-in-class potential for the treatment of chronic inflammatory and autoimmune diseases.



Immunic THERAPEUTICS

Key Investment Highlights: Broad Value-Generating Pipeline

Lead Program IMU-838

- Successfully **demonstrated robust efficacy and excellent safety/tolerability in RRMS** phase 2 trial
- **Clinical activity demonstrated in COVID-19 and primary sclerosing cholangitis**
- Phase 2 trial in patients with **ulcerative colitis** ongoing

Three Potential Best-in-Class Oral Therapies

- IMU-935: **Oral IL-17 inhibitor** with substantial potential
- IMU-856: Novel target, **potentially disease modifying** for gastrointestinal disorders

NASDAQ: IMUX

- Experienced global management team
- Headquartered in New York City with R&D operations in Gräfelfing (Munich), Germany

Strong Balance Sheet

- **Raised approx. USD 144.4 million in 2020**
- **Cash and cash equivalents of approx. USD 127.5 million** (as of December 31, 2020), expected to fund activities **into the second half of 2022**

Leadership Team

Company is Led by an Experienced Management Team


Daniel Vitt, PhD
CEO & President


Duane Nash, MD, JD, MBA
Executive Chairman


Andreas Muehler, MD, MBA
CMO


Hella Kohlhof, PhD
CSO


Manfred Groeppel, PhD
COO


Glenn Whaley, CPA
Vice President Finance, Principal Financial and Accounting Officer

Renowned International Board of Directors


Duane Nash, MD, JD, MBA
Executive Chairman


Daniel Vitt, PhD
CEO & President of Immunic


Tamar Howson, CFA
Independent Director


Barclay "Buck" A. Phillips
Independent Director


Joerg Neermann, PhD
LSP


Vincent Ossipow, PhD, CFA
Omega Funds


Jan Van den Bossche, CFA
Fund+

Immunic THERAPEUTICS

Development Pipeline

Program	Indication	Target	Preclinical	Phase 1	Phase 2	Phase 3
IMU-838	Multiple Sclerosis	DHODH				
	Ulcerative Colitis	DHODH				
	Crohn's Disease	DHODH				
	Primary Sclerosing Cholangitis	DHODH				Investigator-Sponsored Trial performed at Mayo Clinic / NIH
	COVID-19*	DHODH				
IMU-935	Psoriasis	RORγt				
	Guillain-Barré Syndrome	RORγt				
IMU-856	Gastrointestinal Diseases	Intestinal Barrier Function				

■ Completed or ongoing ■ In preparation or planned

* Additional investigator-sponsored phase 2 clinical trial of IMU-838 in combination with oseltamivir in patients with moderate-to-severe COVID-19 ongoing in collaboration with the University Hospitals Coventry and Warwickshire NHS Trust, UK

Mode of Action: DHODH Targeting Leads to Metabolic Stress in Metabolically Hyperactivated Cells



Lymphocyte
Activated Lymphocyte
"Stressed" Lymphocyte
Pharmacological Effects
Insufficient pyrimidine recycling
IMU-838
Disease related activation
Metabolically silent
DHODH not important
Activation of pyrimidine *de novo* synthesis
DHODH upregulation
Rate limiting step in pyrimidine synthesis
IMU-838 triggering:
Pyrimidine pool depletion
Metabolic stress signal up
Hexim1 translocation
Block of transcriptional elongation
3 – 5 hours
Blocking of Th17/Th1 cytokines
Apoptotic gene transcript stabilization
3 days
Apoptosis

Adapted from Tan et al., 2016, Mol Cell 62

High Unmet Medical Need

Targeting Multiple Sclerosis (MS)

Treatment Compliance and Persistence are Important Considerations for Life-Long Diseases such as MS

MS Disease Course[1]


Preclinical phase
Relapsing-remitting phase
Secondary progressive phase
Brain volume
Clinical disability
Disease burden
MRI activity
? years
10-15 years
20 + years

Nonadherence or Nonpersistence of MS Treatments Can Lead to Greater Risk for Negative Clinical Outcomes[2]

- Real-life 12-months discontinuation rates of MS treatments

	USA[3]	Canada[4]
Fingolimod	26%	24%
Dimethyl fumarate	44%	30%
Teriflunomide	50%	25%
Natalizumab	N/A	29%

For a life-long disease, patients require easy, convenient and safe therapies that allow them to avoid treatment interruptions.

[1] Adapted from Fox RJ, Cohen JA: Multiple sclerosis: the importance of early recognition and treatment. Cleve Clin J of Med, 2001; 68:157–70
[2] Tan H, et al. Impact of adherence to disease-modifying therapies on clinical and economic outcomes among patients with multiple sclerosis. Adv Ther. 2011;28(1):51-61
[3] Johnson et al., J Manag Care Spec Pharm. 2017;23(8):844-52
[4] Duquette P, Yeung M, Mouallif S, Nakhaipour HR, Haddad P, Schecter R 2019 PLoS ONE 14(1): e0210417. https://doi.org/10.1371/journal.pone.0210417

Despite Many Therapies Approved (and Nearing Approval) for Relapsing Forms of MS, There Remains Ample Opportunity for a …

- Safe
- Oral
- Well-Tolerated
- Robust Anti-Inflammatory, with
- Neuroprotective Properties Beyond What Would be Expected by Reducing Inflammation.

EMPhASIS: Phase 2 Study Overview in RRMS

NCT03846219



Coordinating Investigator

Robert Fox (Cleveland Clinic)

Included Patient Population: RRMS With Relevant Disease Activity

- Male or female (18 ≥ age ≤ 55)
- RRMS diagnosis (Revised McDonald criteria 2017)
- Evidence of disease activity based on relapse and MRI criteria
- Baseline EDSS: 0 ≥ EDSS ≤ 4.0
- Performed in Central and Eastern Europe

Blinded Treatment Period

- Parallel group design with placebo control
- Overall blinded treatment period of 24 weeks
- MRI every six weeks

Extended Treatment Period

- Up to 9.5 years
- Extension study to observe long-term safety

EDSS: Expanded Disability Status Scale; MRI: magnetic resonance imaging

EMPhASIS: Phase 2 Trial Design in RRMS



Screening up to 28 days[a]
Main treatment period 24 weeks
Extended treatment period up to 9.5 years (optional)
Blinded
Unblinded
30 mg IMU-838
EoMT
30 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
45 mg IMU-838
EoMT
45 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
R
Scr. exam.
BL MRI
Placebo
EoMT
R
30 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
45 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
EoS
D-28 -9
D-14 -3
D0
W24/EoMT
End of main part
1°analysis
At time of final analysis of main part
Visits every 12 weeks
W516/EoT
EoS (EoT+30d)

Key study endpoints: to evaluate the **cumulative number of new combined unique active lesions up to week 24**

- **Primary endpoint: 45 mg IMU-838 vs. placebo**
- **Key secondary endpoint: 30 mg IMU-838 vs. placebo**

a) Can be interrupted/extended, if the baseline MRI must be repeated due to poor quality (to be done as soon as possible). If results of the central MRI assessment are not available in time for randomization, the screening period can be extended by up to 7 days, if needed.
b) After unblinding of the main treatment period, the investigator can decide with the patient if and at which dose the treatment will be continued.
BL: baseline; exam.: examination; D: day; EoMT: end of main treatment; EoS: end of trial; EoT: end of treatment; MRI: magnetic resonance imaging; R: randomization; Scr.: screening; W: week

Immunic THERAPEUTICS

Phase 2 EMPhASIS Trial of IMU-838 in RRMS

Efficacy

Study Met Primary and Key Secondary Endpoints



120
100
80
60
40
20
0
p = 0.0002
p < 0.0001
70%
reduction
62%
reduction
N=69
N=71
N=69
Placebo
30 mg/day
45 mg/day

Suppression of CUA MRI Lesions
IMU-838 versus Placebo over 24 weeks

Robust efficacy demonstrated for both investigated doses of IMU-838 with high statistical significance.

CUA MRI Lesions: combined unique active magnetic resonance imaging lesions. Sum of the number of all new Gadolinium-enhancing lesions on T1-weighted MRI and the number of all new or substantially enlarged lesions on T2-weighted MRI (non-enhancing on T1-weighted MRI), avoiding double counting.
Estimates are adjusted for baseline volume of T2 lesions, MRI field strength (1.5 or 3.0 Tesla), and baseline number of Gadolinium-enhancing lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment is used as offset term.

Study Results 1: Robust Efficacy

The **Robust MRI Lesion Suppression of IMU-838** Compares Favorably to Other First-Line and Oral Base Medications Commercially Available in RRMS.*

	IMU-838	IMU-838	Glatiramer acetate[1]	Teriflunomide[2]	Dimethyl fumarate[3]	Fingolimod[4]	Siponimod[5]
Administration	Oral	Oral	Injectable	Oral	Oral	Oral	Oral
Daily Dose	45 mg QD	30 mg QD	20 mg QD	14 mg QD	240 mg TID	1.25 mg QD	2 mg QD
MRI Endpoint	Cumulative CUA lesions	Cumulative CUA lesions	Cumulative Gd lesions	Mean CUA lesions/scan	Cumulative Gd lesions	Cumulative Gd lesions	Cumulative CUA lesions
Treatment Duration	24 weeks	24 weeks	9 months	36 weeks	24 weeks	6 months	3 months
Suppression of MRI Activity	**62%**	**70%**	**29%**	**61%**	**69%**	**43%**	**70%**

*The table summarizes the data on treatment/study discontinuation rates of the commercial dose in phase 2 trials of RRMS drugs. If the commercial dose was not included in the phase 2 trials, the dose closest to the commercial dose was shown. This high-level comparison is provided for illustrative purposes only, is based on publicly available data and does not purport to be a comprehensive comparison or depiction of the other trials. Larger data sets than presented in this presentation are publicly available for certain of the compounds included on this slide. Please note that these results are taken from placebo-controlled trials, and these medications have not been tested in head-to-head assessments.

QD: quaque die = once-daily; TID: ter in die = three times daily; CUA: combined unique active; MRI: magnetic resonance imaging; Gd: Gadolinium

[1] Comi et al. Ann Neurol. 2001;49(3):290-297 [2] O'Connor et al. Neurology. 2006;66(6):894-900 [3] Kappos et al. Lancet. 2008;372(9648):1463-1472 [4] Kappos et al. N Engl J Med. 2006;355(11):1124-1140 [5] Selmaj et al. Lancet Neurol. 2013;12(8):756-767

Time to Relapse
Kaplan Meier Analysis



Proportion of patients without relapse up to Week 24
1.00
0.75
0.50
0.25
0.00
patients at risk
68 67 64 64 63 61 61 59 7 2
65 64 61 59 57 57 56 54 2 1
65 63 62 59 55 53 50 49 1 0
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 210
Time to relapse [days]
Treatment group
30 mg IMU-838
45 mg IMU-838
Placebo

Despite the study's relatively small sample size and short duration of blinded treatment (24 weeks), a positive signal on time to relapse was detected.

For patients with relapse up to week 24 the time to first relapse is calculated as date of first relapse - date of first IMP.
Patients without relapse up to week 24 were censored at the last visit date during the main treatment period, i.e. censoring time is calculated as last visit date - date of first IMP + 1.
Censored observations are marked with circles.

Unconfirmed Disability Progression up to Week 24



Proportion of patients with unconfirmed EDSS progression
(up to Week 24)
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
11.8%
12.1%
23.1%
30 mg IMU-838
45mg IMU-838
Placebo

Despite the study's relatively small sample size and short duration of blinded treatment (24 weeks), a positive signal on unconfirmed disability was detected.

EDSS progression is defined as an increase of the EDSS score compared to baseline of at least 1.0 point for patients with a baseline EDSS score of 1 to 4.0 or of at least 1.5 points for patients with a baseline EDSS score of 0. There is no confirmation of EDSS progression in this trial due to its short duration.
Patients with missing assessments at week 24 without a progression at any time are set to missing.

Immunic THERAPEUTICS

Neurofilament Light Chain in Serum

Biomarker for Axonal Damage



Percentage change from Baseline to Week 24 in serum neurofilament
20
10
0
-10
-20
-30
- 17.0 %
- 20.5 %
+6.5%
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group

Robust decrease in serum neurofilament light chain provides evidence of potential neuroprotective activity for IMU-838.

Quantification of neurofilament light polypeptide (NEFL) by an electrochemiluminescent immunoassay (ECLIA) in blood serum samples

Immunic THERAPEUTICS

Phase 2 EMPhASIS Trial of IMU-838 in RRMS

Safety

Overall Treatment Discontinuations



Randomized Patients
N=210
Not Dosed
N=1
Placebo
N=69
30 mg IMU-838
N=71
45 mg IMU-838
N=69
Discontinued
N=5
Discontinued
N=2
Discontinued
N=4
Completed Week 24
N=64
Completed Week 24
N=69
Completed Week 24
N=65

Treatment Discontinuation Before Week 24 (All Dosed Patients Until End of Blinded Treatment)		
Placebo	7.2 %	5/69
All IMU-838	4.3 %	6/140
30 mg IMU-838	2.8 %	2/71
45 mg IMU-838	5.8 %	4/69

Treatment discontinuations were very low in the IMU-838 treatment groups, even lower than in the placebo group, indicating an encouraging combination of tolerability and efficacy.

Study Results 2: Low Discontinuation Rates

Low Discontinuation Rates for IMU-838 Treated RRMS Patients, Considerably Lower Than Placebo, Indicate an Overall Encouraging Tolerance Profile While Providing a Sense of Efficacy to Patients.*

	IMU-838	IMU-838	Glatiramer acetate[1]	Teriflunomide[2]	Dimethyl fumarate[3]	Fingolimod[4]	Siponimod[5]
Administration	Oral	Oral	Injectable	Oral	Oral	Oral	Oral
Daily Dose	45 mg QD	30 mg QD	20 mg QD	14 mg QD	240 mg TID	1.25 mg QD	2 mg QD
Treatment Period	24 weeks	24 weeks	9 months	36 weeks	24 weeks	6 months	3 months
Active Treatment	**5.8%**	**2.8%**	**5.9%**	**19.3%**	**15.6%**	**5.4%**	**14.3%**
Placebo	**7.2%**	**7.2%**	**5.8%**	**6.6%**	**9.2%**	**6.5%**	**8.9%**

*The table summarizes the data on treatment/study discontinuation rates of the commercial dose in phase 2 trials of RRMS drugs. If the commercial dose was not included in the phase 2 trials, the dose closest to the commercial dose was shown. This high-level comparison is provided for illustrative purposes only, is based on publicly available data and does not purport to be a comprehensive comparison or depiction of the other trials. Larger data sets than presented in this presentation are publicly available for certain of the compounds included on this slide. Please note that these results are taken from placebo-controlled trials, and these medications have not been tested in head-to-head assessments.

QD: quaque die = once-daily; TID: ter in die = three times daily

[1] Comi et al. Ann Neurol. 2001;49(3):290-297 [2] O'Connor et al. *Neurology*. 2006;66(6):894-900 [3] Kappos et al. Lancet. 2008;372(9648):1463-1472 [4] Kappos et al. N Engl J Med. 2006;355(11):1124-1140 [5] Selmaj et al. Lancet Neurol. 2013;12(8):756-767

Overall Rate of Patients With Treatment-Emergent Adverse Events

Treatment Group	Number of TEAE	Number of Patients with TEAE
30 mg IMU-838	70	32/71 (45.1%)
45 mg IMU-838	59	28/69 (40.6%)
Placebo	62	30/69 (43.5%)

There were three patients with serious treatment-emergent adverse events (SAE) in this trial:

- Placebo: Squamous cell carcinoma of the cervix
- 30 mg: open fracture, ureterolithiasis/hydronephrosis
- 45 mg: no treatment-emergent SAE reported

There were no on-study deaths in this trial.

TEAE: treatment-emergent adverse event

Immunic THERAPEUTICS

Most Common Treatment-Emergent Adverse Events

Adverse Events Present in More Than 1% of Study Population

		30 mg IMU-838			45 mg IMU-838			Placebo			Total		
		Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)
TEAE with High Incidence (>5% Incidence)	Nasopharyngitis	5	3	4.2	7	5	7.2	4	3	4.3	16	11	5.3
	Headache	3	3	4.2	5	4	5.8	4	4	5.8	12	11	5.3
TEAE with Medium Incidence (2-5% Incidence)	Respiratory Tract Infection Viral	0	0	0.0	2	2	2.9	3	3	4.3	5	5	2.4
	Upper Respiratory Tract Infection	2	2	2.8	0	0	0.0	3	3	4.3	5	5	2.4
TEAE with Low Incidence (1-2% Incidence)	Rash	3	2	2.8	2	2	2.9	0	0	0.0	5	4	1.9
	Nausea	1	1	1.4	2	2	2.9	1	1	1.4	4	4	1.9
	Fatigue	2	2	2.8	2	2	2.9	0	0	0.0	4	4	1.9
	Cystitis	1	1	1.4	3	3	4.3	0	0	0.0	4	4	1.9
	Hepatic Enzyme Increased	1	1	1.4	2	2	2.9	1	1	1.4	4	4	1.9
	Alopecia	3	3	4.2	1	1	1.4	0	0	0.0	4	4	1.9
	Back Pain	2	1	1.4	0	0	0.0	2	2	2.9	4	3	1.4
	Bronchitis	0	0	0.0	2	2	2.9	1	1	1.4	3	3	1.4
	Influenza	0	0	0.0	1	1	1.4	2	2	2.9	3	3	1.4
	Alanine Aminotransferase Increased	1	1	1.4	0	0	0.0	2	2	2.9	3	3	1.4

There were very few adverse events with medium and high incidence rate.

Displayed are treatment-emergent adverse events (TEAE) that occurred in more than 1% of all study patients (safety population N=209), i.e. such TEAE occurred in at least 3 or more patients.

Treatment-Emergent Adverse Events: Infections and Infestations

TEAE of SOC: Infections and Infestations	30 mg IMU-838			45 mg IMU-838			Placebo			Total		
	Number of TEAEs (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)
Total	18	13	18.3	22	16	23.2	21	16	23.2	61	45	21.5

There was no signal for an increase of infections and infestations during IMU-838 therapy, as compared to placebo.

TEAE: treatment-emergent adverse event; SOC: system organ class

Absence of Hepatotoxicity Signals

Hy's Law Assessment for Drug-Induced Liver Injury

Absence of Hepatotoxicity Signals and Other Relevant Adverse Events Leading to Discontinuations Differentiates Against Other Available Oral RRMS Medications.

Hy's Law Assessment (ALT)



Hyperbilirubinemia
Hy's Law Range
2xULN
Normal range
3xULN
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo
Peak BILI [xULN]
10
1
0.1
0.01
Peak ALT [xULN]
0.01
0.1
1
10

Liver Enzyme Elevations

	IMU-838 (30 mg and 45 mg pooled)	Placebo
Number of Patients	140	69
ALT or AST >5xULN	2.9% (4)	2.9% (2)
ALT or AST >10xULN	0.7% (1)	1.4% (1)
ALT or AST >15xULN	0.0% (0)	0.0% (0)

No signal for hepatoxicity has been observed anywhere in the entire IMU-838 development program, including in the EMPhASIS trial.

ALT: alanine aminotransferase; AST: aspartate aminotransferase; ULN: upper limit of normal; BILI: bilirubin

IMU-838 Positioned to be a New Safe and Efficacious Treatment Option for Early RRMS Patients

IMU-838 Could Provide RRMS Patients With a **Distinctive Combination of Robust Efficacy Combined With Favorable Safety and Tolerability** due to Uniquely Blending of Properties:



1. **Robust MRI lesion suppression of IMU-838** compares favorably to other first-line and oral base medications commercially available in RRMS.
2. **Very low discontinuation rate** for IMU-838 treated RRMS patients, substantially below placebo, indicates an encouraging combination of tolerability and efficacy.
3. **Absence of hepatotoxicity signals** and other relevant adverse events leading to discontinuations distinguishes IMU-838 well from other oral RRMS treatments.
4. **A robust decrease in serum neurofilament light chain**, a biomarker for axonal damage, was observed in both IMU-838 arms but not in the placebo arm and provides evidence of IMU-838's potential neuroprotective activity.

IMU-838 in RRMS: Further Development Plan

Completion of Phase 2 Data Set

- Double-blind Cohort 2 sub-trial ongoing to obtain exploratory data on expanded dose response of IMU-838:
  - Cohort of approx. 60 patients receiving 10 mg/day of IMU-838 or placebo for 24 weeks
  - Expected to provide additional data to address any potential regulatory requests in the context of the design of a phase 3 program
  - Unblinded interim analysis of selected MRI data planned after all Cohort 2 patients completed week 12 MRI assessments
    - This interim data is currently expected to be available at the end of March or in early April 2021

Preparation of a Phase 3 Program

- Formal phase 3 feasibility activities already ongoing
- Formal end-of-phase 2 meeting requests to regulatory authorities planned to be submitted around the end of Q1/2021
- Details on the design of the envisaged phase 3 program planned to be announced after the end-of-phase 2 meetings, whose outcome is expected to be available in or about May 2021
- Phase 3 program expected to start in H2/2021

MRI: magnetic resonance imaging

IMU-838 in RRMS: Market and Positioning

Full Prescription Coverage by Payers Achievable for IMU-838 at an Attractive Pricing Range

- Historically, innovator brands with a differentiated profile have not experienced price impacts by generic pricing for the same drug class, even when the generic is approved for a related or similar molecule.
  - For example, the genericization of Copaxone 20 mg did not impact the pricing of the 40 mg version of Copaxone.
- Payer study[1] found a coverage insensitivity regarding generic pricing levels:
  - IMU-838 is considered to be differentiated from currently approved oral RRMS drugs, including Aubagio®.
  - The payer study found that the coverage is not sensitive to IMU-838 pricing despite the presence of generics.
  - Full prescription coverage by payers is achievable for IMU-838 at an attractive pricing range, regardless and independent of future generic pricing.

IMU-838 Compared with First-Line and Oral Medications in RRMS



75%
50%
25%
Siponimod
IMU-838
Dimethyl fumarate
Teriflunomide
Fingolimod
Glatiramer acetate
MRI Lesion Suppression (in % vs. Placebo)
Higher in Active Treatment
1
Lower in Active Treatment
Treatment Discontinuation Rates (Active vs. Placebo)

[1] Payer's analysis performed by Medical Marketing Economics (MME), LLC; MRI: magnetic resonance imaging
The chart depicts the MRI lesion suppression (primary endpoint of phase 2 study) versus the relationship of treatment discontinuation rates of active treatment versus placebo. Data are used from phase 2 trials only and using the commercial dose or the dose used designated for phase 3 trials. If the commercial dose was not included in the phase 2 trials, the dose closest to the commercial dose was shown. This high-level comparison is provided for illustrative purposes only, is based on publicly available data and does not purport to be a comprehensive comparison or depiction of the other trials (including phase 3 data of the same medications).

IMU-838 in Inflammatory Bowel Disease (IBD)

New Oral Treatment Option with Promising Safety Profile

IBD: Therapeutic Pyramid


Severity of Disease
Severe
Moderate
Mild
Surgery
TNFα mAbs
Vedolizumab
Selective
Immunomodulators
IMU-838
Traditional Immunomodulators
Corticosteroids
Budesonide
Aminosalicylates, Antibiotics

Current Solutions Have Limitations

- Substantial side effects due to long-term use includes increased rate of cancer risk and virus reactivation of currently used immunosuppressants[1] [2] [3]
- Antibodies lose activity over time[4]

[1] Present, Daniel H., et al. Annals of internal medicine 1989; 111.8: 641-649 [2] Dayharsh, Gerald A., et al. Gastroenterology 2002; 122.1: 72-77
[3] Winthrop, Kevin L., et al. Arthritis & rheumatology 2014; 66.10: 2675-2684 [4] Roda, Giulia, et al. Clinical and translational gastroenterology 2017; 7.1: e135
TNF: tumor necrosis factor; mAb: monoclonal antibody

IMU-838: Key Strengths That Address Limitation of Existing Therapies in IBD

No clinical evidence of increased rate of viral reactivations – in-vitro data of direct antiviral effect

Small molecule with low production costs

Oral effective treatment option that can be prescribed for a large number of IBD patients

Mode of action may provide a new treatment option for patients failing other therapies in IBD

Once-daily oral drug intake – beneficial for patients and could improve compliance

Selective effect towards metabolically hyperactivated inflammatory cells

ENTRANCE Study: Primary Efficacy Results

ENTRANCE Study:

- Study performed with active moiety vidofludimus
- All patients failed two attempts to taper down steroids
- Open-label, dosing of 35 mg vidofludimus qd
- Primary efficacy endpoint: steroid-free/steroid-reduced remission (week 12)



Number of Patients
25
20
15
10
5
0
26
mITT
88.5%
Total Response
14
Complete Responders (53.9%)
9
Partial Responders (34.6%)
3
Non-Responders (11.5%)
Week 1: 26.5 (± 8.0) mg*
Week 12: 1.0 (± 2.8) mg*

IMU-838 had response rates of:

85.7 % in Crohn's disease

91.7 % in ulcerative colitis

Herrlinger et al., 2011, Gastroenterology 140:588

*Mean dose of steroid equivalent in mg per day; mITT: modified intent to treat

Immunic THERAPEUTICS

CALDOSE-1: Clinical Phase 2 in UC Ongoing
NCT03341962



Coordinating Investigator:
Dr. Geert d'Haens
(AMC Amsterdam)

Active IND in the United States

Overall Number of Patients:
240

Currently More Than 100 Active Sites in 14 Countries:
USA, Western, Central and Eastern Europe

Patient Population:

- Male and female patients, aged 18 to 80 years
- Previous treatment failure with immuno-modulators, steroids or biologicals
- Active symptoms defined as a Mayo stool frequency score of ≥2 and a modified Mayo endoscopy subscore of ≥2 at the screening flexible sigmoidoscopy (independent central reader)

Primary Endpoint:
Proportion of patients with symptomatic remission and endoscopic healing at week 10

Timelines:

Study started in April 2018

Recruitment expected to be completed end of 2021

Currently estimated to deliver top-line data in H1/2022

IND: investigational new drug

Immunic THERAPEUTICS

CALDOSE-1: Phase 2 Trial Design in UC


Induction Phase
Maintenance Phase
R
Placebo (n=60)
10 mg IMU-838 qd (n=60)
30 mg IMU-838 qd (n=60)
45 mg IMU-838 qd (n=60)
Patients with symptomatic remission at weeks 10 or 22
R
Placebo (n=60)
10 mg IMU-838 qd
30 mg IMU-838 qd
Optional open-label extension period to obtain long-term safety: up to 9 years
10 weeks
Until UC relapse or termination
Patient number required: n=240
Final analysis induction phase after 10 weeks
Final analysis maintenance phase after 50 weeks

R: randomization

CALDOSE-1: Interim Analysis Established Potentially Broad Effective Dose Range

- Performed by an unblinded data review committee (DRC) in August 2019
- Analysis based on all available clinical, endoscopic, biomarker, pharmacodynamic, and safety data

1 Main Treatment Period

- Doses of 10 to 45 mg may be effective in UC

2 Interim Analysis Confirmed the Good Safety Profile

- No intolerable dose identified
- No safety signal observed

The interim analysis supported that IMU-838 is a safe oral medication in patients with UC with a broad therapeutic index.

IMU-838 Fighting COVID-19

Leveraging DHODH's Broad-Spectrum Antiviral Activity

IMU-838 Antiviral Activity Against SARS-CoV-2 and Other Viruses



- IMU-838 is active against SARS-CoV-2
- IMU-838 has shown broad-spectrum antiviral activity against different pathogenic viruses with EC_{50} values in single digit µM range


HCV
(EC50 4.6 µM)
IMU-838
hCMV
(EC50 7.4 µM)
SARS-CoV-2
Arenavirus
(EC50 2.9 µM)
HIV
(EC50 2.1 µM)

IMU-838: Host Cell Based Approach Active Against Different Virus Variants



DHODH inhibitors
Dihydroorotate
Orotate
UMP
DHODH
CIII
Host Antiviral Genes
RNA Replication
Viral Replication

IMU-838 was not yet tested against different mutant forms of SARS-CoV-2, but due to its host-based mechanism, mutations are not expected to have any impact on IMU-838's activity.

- Viruses in general rely on the host cell's infrastructure for nucleotide supply
- Inhibition of the host cell's enzyme DHODH by IMU-838 leads to a depletion of pyrimidine nucleotides that are needed for the
  - Production of viral RNA (virus genome replication) and
  - Production of viral proteins (via mRNA)
- This mechanism is host cell based and therefore independent of any mutations in virus proteins
  - As all variants require intracellular replication in human host cells
- By targeting the host cell metabolism, IMU-838 is active against different RNA and DNA viruses
  - Such as SARS-CoV-2, HIV, CMV, HCV, Arena virus, etc.
  - Demonstrating that even significant differences in the genome (different virus types vs mutations of SARS-CoV-2) rely on the same mechanism for nucleotide supply

Eur J Clin Invest. 2020;50:e13366

Anticipated Pharmacokinetic Profile 22.5 mg BID 14-day Treatment in Phase 2 IMU-838 in COVID-19 Patients



SARS-CoV-2
25
20
15
10
5
0
IMU-838 (µM)
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Time (days)
EC99.9
EC50
A549-ACE2
SARS-CoV-2 Viral load inhibition (%)
10²
10¹
10⁰
10⁻¹
DMSO
IMU-838 (10 µM)

Proposed dosing regimen ensures that therapeutic levels of IMU-838 are reached starting from first dose.

Based on Population Pharmacokinetic Model for IMU-838 as described in the following publication: Muehler et al. Eur J Drug Metab Pharmacokinet. 2020 May 2. doi: 10.1007/s13318-020-00623-7

BID: bis in die = two times daily

CALVID-1: Study Flow Chart
NCT04379271


Screening
Blinded Treatment 14 Days
Follow-up14 Days
Safety Follow-up 32 Days
45 mg IMU-838 (22.5 mg BID)
R
Scr.
exam.
Placebo
EoS
SFU
D-1
D0
D14
D28
D60
Investigator's Choice of Standard-of-Care Therapy

BID: bis in die = two times daily; D: day; EoS: end of study; Scr.: screening; exam.: examination; SFU: safety follow-up
Stratification for randomization done for age category (≥65 years, < 65 years) and antiviral treatment as part of standard-of-care at time of randomization

- n=204 patients
- 20 clinical sites in the United States and Europe

- USD 29 million EIB venture loan accessible for further phase 2/3 development

Immunic THERAPEUTICS

Phase 2 CALVID-1 Trial of IMU-838 in Moderate COVID-19

Results

Proportion of Patients with Clinical Recovery

IMU-838 Increases the Number of Patients Achieving Clinical Recovery

Proportion of Patients With Clinical Recovery (Based on Symptoms Body Temperature, Respiratory Frequency and Blood Oxygenation)	IMU-838		Placebo	
	N	%	N	%
Day 7	15	**18.5**	10	**12.8**
Day 28	57	**71.3**	58	**66.7**

Full analysis set (FAS, n=99 for IMU-838, n=103 for Placebo)
Clinical recovery is defined as as axillary temperature <= 36.6 °C, or oral temperature <= 37.2 °C, or rectal or tympanic temperature <= 37.8 °C, and respiratory frequency <= 24 times/min without oxygen inhalation and oxygen saturation >= 98%. Clinical recovery is only assumed if it is confirmed in the evening and at the next visit (if applicable).

Time to Clinical Improvement

IMU-838 Shows Acceleration of Time to Clinical Improvement

	mFAS Population[1]		
Probability of Clinical Improvement *(Centrally Calculated)*	IMU-838 (Days)	Placebo (Days)	**Difference in Favor of IMU-838 (Days)**
50%	13.9	13.9	**0.0**
75%	15.0	17.9	**2.9**
90%	18.9	26.8	**7.9**



Probability of clinical improvement
90%
75%
50%
0
5
10
15
20
25
30
Days
Placebo
IMU-838

Clinical improvement is defined as an improvement of at least two points on the derived WHO nine-category ordinal scale, or live discharge from hospital without oxygen supplementation, whichever comes first. The WHO nine-category ordinal scale is derived using SARS-CoV-2 test results provided by the central laboratory (only nasopharyngeal swabs).

[1] Modified full analysis (mFAS) set (n=61 for IMU-838, n=69 for Placebo): In centers in Bulgaria, as per request by the regulatory agency, patients must be hospitalized during the entire treatment period until Day 14. Thus, these patients are excluded from this analysis, as the derived WHO status includes the hospitalization status and the required 14-day hospitalization interferes with the assessment of the patient status. Additionally, patients that had positive local virus tests during screening period but no confirmation was possible by centralized virology laboratory (presumably due to sampling and storage issues) at later time points were also excluded as virus status was not assessable for the WHO score.

Proportion of Patients with Clinical Improvement (Elderly Patients)

IMU-838 Increases the Number of Elderly Patients (≥65 Years) Achieving Clinical Improvement

Proportion of Patients With Improvement of WHO Nine-Category Ordinal Scale by at Least Two Points *(Based on Investigator Assessment)*	IMU-838		Placebo	
	N	%	N	%
Day 14	8	36.4	4	22.2
Day 28	19	95.0	17	94.4

IMU-838 contributed to a faster improvement in WHO scores by at least two points in elderly patients (≥65 years), as compared to placebo.

Elderly patients: modified full analysis set (mFAS, n=22 for IMU-838, n=18 for Placebo)
Clinical improvement is defined as an improvement of WHO nine-category ordinal scale (as assessed by the investigator, including based on local and central virus tests) when decreased by at least two points compared to baseline..

Immunic THERAPEUTICS

Decrease of SARS-CoV-2 Viral Load

Absolute decrease of SARS-CoV-2 viral load (calculated as viral load at Visit Day minus viral load at Baseline Visit)


Day 14
Day 28
Copies / mL
-29762
-10049
-31047
-21257
Placebo
IMU-838

An anti-viral effect of IMU-838 on SARS-CoV-2 was observed as represented by viral titers at the end of the treatment period and at the end of the study.

Modified full analysis set (N = 90 for IMU-838, N = 91 Placebo)
The viral load is set 0 cp/mL if the test result is 'No SARS-CoV2 detected' and set to 1018 cp/mL if the test result is '< 1018 cp/mL SARS-CoV2 detected'.
Only patients with viral load measured from nasopharyngeal swab and results provided by the central laboratory are included. Analysis is based on the median of viral titers (as assessed by the central virology laboratory) on each individual day.

Decrease of C-Reactive Protein (CRP)
Systemic Inflammation Marker Strongly Associated with Patient Outcomes*



IMU-838
Placebo
20
0
-20
-40
-60
-80
-100
in % from baseline
1
2
3
4
5
6
7
day

An anti-inflammatory effect of IMU-838 was observed, based on a more effective reduction of C-reactive protein (CRP), a well-known marker for systemic inflammation in the blood, in IMU-838 treated patients, as compared to placebo.

*Systemic inflammation, as measured by CRP, is strongly associated with thrombotic events, kidney injury, critical illness, and mortality in COVID-19 patients. (Smilowitz et al. C-reactive protein and clinical outcomes in patients with COVID-19. Eur Heart J. 2021 Jan 15:ehaa1103)
Safety analysis set (n= 99 for IMU-838, n= 103 for Placebo)
Analysis is based on the median of CRP on each individual day

Decrease of D-Dimer

COVID-19 Prognostic Disease Marker Strongly Associated With Patient Outcomes*



IMU-838
Placebo
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
in % of baseline
Day 1
Day 6
Day 14
Day 28

A more effective reduction of D-dimer, a well-known prognostic disease marker for COVID-19, was observed in IMU-838 treated patients, as compared to placebo.

*D-dimer is commonly elevated in patients with COVID-19. D-dimer levels correlate with disease severity and are a reliable prognostic marker for in-hospital mortality in patients admitted for COVID-19. (Yao et al. D-dimer as a biomarker for disease severity and mortality in COVID-19 patients: a case control study. j intensive care 8, 49 (2020)). D-dimer levels are also correlated with thromboembolic events in COVID-19 patients (Vidali et al. D-dimer as an indicator of prognosis in SARS-CoV-2 infection: a systematic review, ERJ Open Research Apr 2020, 6 (2) 00260-2020).
Safety analysis set (n= 99 for IMU-838, n= 103 for Placebo); Analysis is based on the median of D-dimer on each individual day

Post Hoc Analysis on 'Long COVID' Symptoms

Initial Signal That IMU-838 May Contribute to Prevention of Long-Term Fatigue

- Questionnaires from 36 patients were returned from investigators who participated in this trial at 3 clinical sites
  - 27 patients are in the MA1 population
  - Additional 9 patients can only be reported at the FA1 analysis (treatment assignment is still blinded)
- Fatigue was the most common 'Long COVID' symptom found in 18 of 27 patients (69.2%)
  - Fatigue in IMU-838 patients: 6/12 (50%)
  - Fatigue in Placebo patients: 12/15 (80%)


Proportion of Patients with Fatigue
at Study Completion
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
IMU-838
Placebo
Fatigue
No Fatigue

This analysis was done by sending a post hoc questionnaire to investigators (who were still blinded to treatment assignments of their patients) in three high enroller sites. The participation was voluntary and a selection bias for participation cannot be fully excluded.
The questionnaire requested the patient status regarding long-term COVID-19 symptoms at the individual study completion for each patient.
Neuroinflammation may trigger impairment of neurotransmitters and, thus, be the mechanism for fatigue on post-COVID-19 patients (Ortelli et al. Neuropsychological and neurophysiological correlates of fatigue in post-acute patients with neurological manifestations of COVID-19: Insights into a challenging symptom. J Neurol Sci. 2021 Jan 15;420:117271)

Summary of the Overall Rate of Adverse Events

No General Safety Signals, as Compared to Placebo

	45 mg IMU-838			Placebo			Total		
	Number of AEs (N#)	No. of patients with AE (N)	Patients with AE (%)	Number of AEs (N#)	No. of patients with AE (N)	Patients with AE (%)	Number of AEs (N#)	No. of patients with AE (N)	Patients with AE (%)
Any TEAE	290	73	73.7	242	67	65.0	532	140	69.3
Any SAE	2	2	2.0	5	4	3.9	7	6	3.0
Any TEAE Related to Study Medication and/or Study Procedure	25	18	18.2	12	10	9.7	37	28	13.9
Any TEAE Leading to Withdrawal of Study Drug	3	2	2.0	3	2	1.9	6	4	2.0
Any TEAE of Increased Severity Related to COVID-19	**9**	**7**	**7.1**	**17**	**13**	**12.6**	**26**	**20**	**9.9**

Safety analysis set (n=99 for IMU-838, n=103 for Placebo)
AE: adverse event; TEAE: treatment-emergent adverse event; SAE: serious adverse event
Adverse events as coded by MedDRA version 23.0

Immunic THERAPEUTICS

Activity on Clinical Endpoints in Hospitalized COVID-19 Patients

IMU-838 Could Provide Moderate COVID-19 Patients a **Safe and Convenient Oral Treatment Option**


IMU-838
SARS-CoV-2

1. IMU-838 showed evidence of clinical activity on multiple clinical endpoints in hospitalized patients with moderate COVID-19
2. Treatment effect of IMU-838 versus placebo appears to be commensurate with that of other medications successfully tested in COVID-19
3. Effects on preventing "Long COVID" symptoms suggest that IMU-838 could be a promising new therapeutic intervention
4. Immunic will discuss the results with clinical and regulatory experts and plans to explore options for further development and funding support

IMU-838 in Primary Sclerosing Cholangitis (PSC)

Investigator-Sponsored Trial Performed at Mayo Clinic

IMU-838 in PSC: Phase 2 Proof-of-Concept Study
NCT03722576



Principal Investigator

Elizabeth Carey, MD (Mayo Clinic)

Study Timelines

- Study started in August 2019
- Enrollment took place between July 2019 and September 2020, but almost all enrollment occurred in 2019 and early 2020
- The ongoing pandemic situation triggered the principal investigator's decision to terminate the study in late 2020

Investigator-Sponsored Trial Conducted at Two Mayo Clinic Sites

- Single-arm, open-label, exploratory study which planned to enroll 30 patients, aged 18 to 75 years
- Supported by National Institutes of Health (NIH) grant
- Study was performed at tertiary referral centers for PSC patients:
  - Mayo Clinic, Phoenix, Arizona (Elizabeth Carey, MD)
  - Mayo Clinic, Rochester, Minnesota (John E. Eaton, MD)
- Immunic provided the study medication
- Dosing: 30 mg of IMU-838 once daily for a period of 24 weeks
- Primary objective: change in serum alkaline phosphatase (ALP) at week 24, as compared to baseline
- Together with the investigators, Immunic determined to readout data of the 18 patients who were enrolled prior to the COVID-19 pandemic*

* During the COVID-19 pandemic, recruitment for this study was hampered, as patients with PSC are at a high risk of COVID-19 infections and were advised to avoid travel and unnecessary social contacts such as those required to participate in a clinical trial.

Immunic THERAPEUTICS

Phase 2 Proof-of-Concept Study of IMU-838 in PSC

Results

Primary Objective: Change in Serum Alkaline Phosphatase

The Primary Objective Was to Determine Whether IMU-838 Reduces Serum ALP in Adult Patients Diagnosed With PSC

Definition of the primary objective:

- Patients who achieve a reduction of ALP at week 24
  - greater or equal to 25%, as compared to baseline,
  - while the AST increase at week 24 is no more than 33%, as compared to baseline.

	Positive Outcome N (%)	95% CI
ALP Reduction ≥25% and AST Increase ≤33% Between Baseline and Week 24 (ITT, N=18)	3/18 (16.7%)	3.6%, 41.4%
ALP Reduction ≥25% and AST Increase ≤33% Between Baseline and Week 24 (PP, N=11)	**3/11 (27.3%)**	**6.0%, 61.0%**

ALP: alkaline phosphatase; AST: aspartate aminotransferase; PP: per-protocol; ITT: intend-to-treat, CI: confidence interval

Quantitative Change in Serum Alkaline Phosphatase

The Primary Objective Was to Determine Whether IMU-838 Reduces Serum ALP in Adult Patients Diagnosed With PSC

- Time from baseline: calculated as continuous variable and treated as the primary predictor using a random intercept model which was adjusted for age at baseline and gender
  - **ALP value statistically significantly (p=0.041) decreased** by an average of 5.76 IU/L every 30 days (95% CI: -11.29, -0.23; statistical model) in the PP population (N=11)
  - Not statistically significant in the ITT analysis (p=0.578; N=18)

	Estimate of Change Every 30 Days (95% CI)	p-value
ALP Change Between Baseline and Week 24 (ITT, N=18)	-2.11 (-9.62, 5.40)	0.578
ALP Change Between Baseline and Week 24 (PP, N=11)	**-5.76 (-11.29, -0.23)**	**0.041**

Model adjusted for age at baseline and gender

ALP: alkaline phosphatase; AST: aspartate aminotransferase; PP: per-protocol; ITT: intend-to-treat, CI: confidence interval

Individual ALP Changes Over Treatment Period


EoT*
ALP at three time points
Alkaline Phosphatase (U/L)
600
400
200
Baseline
Week 24
Week 28
Time
Patient
IMU101
IMU102
IMU103
IMU104
IMU107
IMU109
IMU115
IMU116
IMUC03
IMUC08
IMUC12

- Consistent individual pattern of a stable decrease in ALP values between baseline and Week 24 (24-week treatment period)
- While the decrease in ALP values was moderate, no patient of the PP population showed an increase of more than 20% of ALP at Week 24, as compared to baseline
- After treatment cessation at Week 24, a total of 2 patients showed a strong rebound effect at Week 28

ALP: alkaline phosphatase, Treatment period between baseline and Week 24. Follow-up period (without treatment) between Week 24 and Week 28, Per Protocol (PP) Population (n=11)
*EoT: End of Treatment

Immunic THERAPEUTICS

Ulcerative Colitis Clinical (UCC) Score

Physician Assessment of Ulcerative Colitis Activity

The UCC score, a modification and simplification of the well-known Mayo Score, consists of four items:

- stool frequency,
- rectal bleeding,
- subject's functional assessment, and
- physician's global assessment.

Scores Range From 0 to 12 Points, With Higher Scores Meaning Higher Colitis-Related Active Disease


UCC Score in Patients with PSC-IBD (n=8)
2.5
2
1.5
1
0.5
0
BL
W2
W4
W8
W12
W16
W20
W24
Higher Disease Activity

Mean of UCC Score of patients with comorbidity PSC-IBD

Between baseline (BL) up to end of treatment at Week (W) 24

Short Inflammatory Bowel Disease Questionnaire (SIBDQ)

Patient-Reported Questionnaire for Health-Related Quality of Life

The SIBDQ consists of questions scored in four domains:

- bowel symptoms,
- emotional health,
- systemic systems, and
- social function.

Respondents are asked to provide a rating from 1 to 7 on quality-of-life measures during the last two weeks.

Typical SIBDQ scores: [1]

- Remission 50-64
- Mild relapse 35-50
- Moderate relapse 22-35
- Severe relapse 15-30

Questionnaire Provides a Score Ranging From 10 (Lowest Score) to 70 (Highest Score)


SIBDQ Score in Patients with PSC-IBD (n=12)
70
60
50
40
30
20
BL
W2
W4
W8
W12
W16
W20
W24
Health-Related Quality of Life

Mean of SIBDQ Score of patients with comorbidity PSC-IBD

Between baseline (BL) up to end of treatment at Week (W) 24

[1] Jowett et al. The short inflammatory bowel disease questionnaire (SIBDQ) is reliable and responsive to clinically important change in UC. Gastroenterology 2001 Vol 120 (5) S1, p. A273-A274

Immunic THERAPEUTICS

IMU-838 in PSC: Outlook

As an Orally Available DHODH Inhibitor With a Prominent Influence on Th17 Induced Inflammatory Processes, IMU-838 is a Promising Approach for the Treatment of PSC



- → The encouraging results regarding biochemical parameters and safety suggest that IMU-838 merits further clinical testing in PSC
- → Immunic is in discussions with investigators and leading clinical experts to further evaluate the data set and to explore potential next steps
- → Immunic believes that dose optimization would be needed for potential future trials, which would also require assessment of pharmacokinetics in hepatic impaired patients

IP Position of IMU-838: Several Layers of IP



IMU-838 is Protected by Several Layers of Patents

Patent on the specific salt form and pharmaceutical composition of IMU-838, granted in the United States, Europe and other key markets – expires in 2031

New patent filed in 2018 on the specific polymorph of IMU-838 used in current studies

New dosing regimen, which was developed during phase 1 testing – protecting the applied dosing scheme of all ongoing and planned phase 2 studies – new patent application filed in 2017

Immunic THERAPEUTICS

IMU-935

Unique RORγt Inverse Agonist

Autoimmune Diseases and IMU-935

IL-17 in Autoimmune Diseases

- Autoimmune diseases are frequent diseases affecting millions of patients worldwide[1]
- Th17/IL-17/RORγt axis is important in auto immunity related diseases[2]
- Antibodies targeting this axis successfully demonstrated this concept but bear the disadvantage of being a non-oral drug[2]

Goal

- Develop an orally available and potent IL-17 inhibitor for the safe and efficacious treatment of autoimmune diseases
- Small molecule inhibitor of RORγt functions in autoimmune disease state without affecting physiological functions of RORγt

Unmet Need in Psoriasis Care



High
Efficacy
Low
IL-17 antibodies
IL-12/IL-23 inhibitors
TNFα inhibitors
UNMET MEDICAL NEED Adressable area for next-generation oral medications
PDE4 inhibitor
Immuno-suppressants
Low
Safety/Tolerability
High

Strong Medical Need for Oral IL-17 Pathway Inhibitors such as IMU-935

[1] Rose, Noel R. American journal of epidemiology 2016; 183.5: 403-406
[2] Fasching, Patrizia, et al. Molecules 2017 22.1: 134

IMU-935: Cytokine Inhibition in Low Nanomolar Range

Effect of the Development Compound IM105935 (IMU-935) in Stimulated Human PBMC

→ Inhibition of RORγ (20 nM) and DHODH (240 nM) leads to synergistical inhibition of cytokines with IC_{50} of 3-5 nM in stimulated human lymphocytes

	IC_{50} (µM)
IL-17A	0.005
IL-17F	0.004
IFNγ	0.003
IL-1a and b	no inhibition
IL-4,5,6,8	no inhibition
RORγ (MST)	0.024
RORγ (cellular, reporter assay)	0.020
DHODH	0.240
Th17 differentiation (murine)	150 nM

Read-out: effect on cytokine production after 48 hours in PBMC



Resolution 2.6 A of a closely related derivative compound binds to hydroxycholesterol binding site of RORγ

PBMC: peripheral blood mononuclear cells

IMU-935 Maintains Normal Thymocyte Maturation and Retains Basal Activity of RORγt


DN
CD4-
CD8-
Thymocyte
maturation
DP
CD4+
CD8+
DN
CD4-
CD8-
Normal thymocyte
maturation
DP
CD4+
CD8+
No risk
for thymoma

Method

- Sorted murine DN thymocytes were cultured on OP9-DL4 fibroblasts with mouse IL-7 for 72 hours and treated in parallel with IMU-935


CD4+ (%)
50
40
30
20
10
0
0 nM/DMSO
3 nM
30 nM
300 nM

Result

- IMU-935 allows normal thymocyte maturation from DN towards matured CD4+ thymocytes (CD4+ and CD4+/CD8+)

IMU-935: Phase 1 Study Performed in Australia



→ Double-blind, placebo-controlled clinical phase 1 study performed by Immunic subsidiary in Australia started in September 2019

→ Phase 1 study performed in three parts

- Part A: Single ascending dose (SAD) study in healthy volunteers
- Part B: 14-day multiple ascending dose (MAD) study in healthy volunteers
- Part C: 4-week safety study in psoriasis patients

→ Timelines

- Safety data from the SAD and MAD parts expected to be available in H2/2021
- Initiation of Part C in psoriasis expected around mid-2021

→ Immunic has identified Guillain-Barré syndrome as a suitable orphan autoimmune indication for phase 2 development, in addition to the previously planned development in psoriasis.

IMU-935: Pharmacokinetic Results of Single Ascending Dose
Dose-Linear AUC



Cohort 3N - 100mg
Cohort 4N - 200mg
Cohort 5N - 300mg
Cohort SAD3 - 100mg
Cohort SAD4 - 200mg
Plasma Concentration (ng/mL)
1000.0
100.0
10.0
1.0
0.1
0
12
24

Serum half-life SDD formulation: 17-26 h
Tmax: 2.2-3.8 h

Average Pharmacokinetic Variables

Dose	Cmax ng/mL	Tmax (hours)	AUC-inf (h* ng/mL)
100 mg	95.7	1.33	522
200 mg	199	1.83	1360
100 mg (SDD, 3N)	119	2.20	755
200 mg (SDD, 4N)	195	2.83	1440
300 mg (SDD, 5N)	182	3.83	1710

Preliminary data
AUC: area under the curve; SDD: spray dried dispersion; h: hours; Cmax: maximum (peak) plasma drug concentration; Tmax: time to reach maximum (peak) plasma concentration; AUC-inf: area under the concentration-time curve to infinity

IMU-935: Pharmacokinetic Modeling of Multiple Dose

Prediction of multiple dose pharmacokinetics (75 mg IMU-935 BID)

Estimated accumulation factor for multiple dosing 1.22



140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
Plasma Concentration (ng/mL)
0.00
50.00
100.00
150.00
200.00
250.00
300.00
350.00
400.00
Time (h)
IC_{50} IL-17, IFNγ

BID: bis in die = two times daily

IMU-856

Restoring Intestinal Barrier Function

Concept of IMU-856: Restoring the Intestinal Barrier Function Without Impairing the Immune System

Increased Bowel Permeability Connects the Microbiome and the Immune System



Normal tight junction
Leaky and Inflamed
Faulty tight junctions

Picture taken from https://vibrantblueoils.com/essential-oils-to-heal-and-seal-the-gut/

IMU-856's Target: An Epigenetic Regulator…

… influencing the tightly regulated network of genes and proteins associated with epithelial cell interaction/adhesion through its enzyme activities.



Target
Gene expression
Protein function
Protein activity
Cellular functions

IMU-856: Hypothesis of Therapeutic Approach

Compartmentalize Microbiome and Immune System by Strengthening the Bowel Barrier Function

Microbiota



Gut wall

Influencing the Microbiome

- Changes in nutrition are driving the increase in disease rates
- Diversity of microbiome is good, but data on pathogenicity of particular species is often inconsistent
- Effects of probiotics on disease have been shown (supportive)

Immune System



Focus on Immunosuppression

- Stimulation of the immune system by the microbiome cannot be prevented
- Suppression of the secondary inflammatory process
- Usually has unintended consequences in terms of adverse event (infections, malignancies, inability to vaccinate)

IMU-856: Development Concept



- Exclusive global rights to commercialization of IMU-856 in all countries obtained through option and licensing agreement with Daiichi Sankyo
- Double-blind, randomized, placebo-controlled clinical phase 1 study performed by Immunic subsidiary in Australia started in August 2020
- Phase 1 study includes patient population for confirmation of pharmacodynamic activity:
  - Safety and pharmacokinetics in healthy volunteers (Part A: SAD, Part B: MAD)
  - In Part C, patients with several diseases involving bowel barrier dysfunction will be included
  - 2-sugar test performed for bowel permeability to monitor therapy effects
- Timelines
  - Safety data from the SAD and MAD parts expected to be available in H2/2021
  - Initiation of Part C in patients expected in H2/2021

Immunic Therapeutics

Summary

Summary and Highlights

Advanced and well-balanced pipeline:
Three products in clinical development

Additional clinical activity of IMU-838 demonstrated in COVID-19 and PSC; favorable safety and tolerability profile confirmed

Excellent phase 2 data in RRMS:
IMU-838 met all statistical endpoints and underlined favorable safety and tolerability profile

Shares outstanding: 21,168,240 (as of February 19, 2021)

Cash and cash equivalents of approx. USD 127.5 million (as of December 31, 2020)

Phase 3 program in RRMS expected to start in H2/2021 after end-of-phase 2 meetings with regulatory authorities

Raised approx. USD 144.4 million in 2020, substantially extending cash runway beyond important value inflection points

Thank You!


Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA
Immunic AG
Gräfelfing (Munich)
Germany
Immunic Research GmbH
Weinberg Campus
Halle (Saale)
Germany
Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS

Immunic, Inc.

1200 Avenue of the Americas, Suite 200
New York, NY 10036, USA

www.imux.com



Jessica Breu

Head of IR & Communications

Phone: +49 89 2080 477 09

Email: ir@imux.com

Immunic Therapeutics

Back-up IMU-838

IMU-838: Pipeline in a Pill

Broad Therapeutic Potential Driven by Medical Needs

1 Relapsing-Remitting Multiple Sclerosis

2 Ulcerative Colitis

3 Primary Sclerosing Cholangitis

4 COVID-19

- IMU-838 is Intended to be a **selective once-daily medication for RRMS patients** with a well-balanced combination of favorable safety and convenience profile with robust clinical activity
  - **No/low PML risk** expected
  - Delivered **excellent phase 2 data** in RRMS
  - Achieving new standard on safety, tolerability, pharmacokinetics and treatment compliance
- **First in class treatment for UC**
  - Safe chronic therapy potentially without virus reactivation
  - Synergistic effect with anti-TNF monoclonal antibodies expected
- Potential **first treatment option for PSC**
  - No drug approved so far for this indication
  - Could allow accelerated path to approval
- **Triple attack on coronaviruses** using host-based mechanism
  - Strong antiviral and immunomodulatory effects

IMU-838 Binds to DHODH and Inhibits DHODH

- IMU-838 Binds Into the DHO and Ubiquinone Binding Pocket
- IMU-838 Exhibits High Species Selectivity, Most Potent on Human DHODH With IC_{50} of ~160 nM



WAT
ARG136
Vidofludimus
WAT
TYR147
TYR356
FMN
DHO



DHODH Inhibition
6000
5000
4000
3000
2000
1000
0
IC50 IN NM
human
monkey
ferret
rat
dog
hamster
mouse
DHODH DIFFERENT SPECIES
IMU-838
Teriflunomide

Left: Baumgartner et al., J. Med. Chem. 2006;49:1239-1247; Right: Immunic data
DHODH: dihydroorotate dehydrogenase

IMU-838: Development History

Free Acid Form Developed by 4SC

Initial clinical trials were done by 4SC with a **free acid** formulation of the active moiety **vidofludimus** as an amorphous material. In total, 4SC's clinical trial data encompasses more than 250 individuals treated with the active moiety, thus **creating a safety database** for further IMU-838 development.

Phase 2 Studies Performed by 4SC

Following phase 1 trials, 4SC conducted a phase 2 double-blind, randomized, placebo-controlled study in **266 patients with rheumatoid arthritis** (n=236 in ITT population for efficacy). This study also confirmed that there was **no increased rate of infections** in the vidofludimus arm versus the placebo arm. In addition, 4SC conducted a small single-arm, open-label and uncontrolled phase 2a study in **34 corticosteroid-dependent IBD patients** (n=26 in ITT population for efficacy)

Acquisition by Immunic Switch to Calcium Salt

After the acquisition of the assets from 4SC, Immunic developed a **new formulation of vidofludimus, IMU-838, containing a single polymorph of vidofludimus calcium** which exhibits improved pharmacological and pharmacokinetic properties. Both the old and new formulations use the **same active moiety** to obtain their desired pharmacological effects

Phase 1 Studies With IMU-838 Performed

In 2017, Immunic completed **two phase 1 studies** of single or repeated once-daily doses of IMU-838 in 64 healthy volunteers. IMU-838 currently is in phase 2 clinical development for relapsing-remitting multiple sclerosis and ulcerative colitis. An investigator-sponsored proof-of-concept clinical trial for IMU-838 in primary sclerosing cholangitis is ongoing at the Mayo Clinic.

IMU-838 Reduces Hyperactive Immune Cells – IL-17F/IFNγ High-Producers

Hyperactive/High-Affinity Immune Cells are Specifically Dependent on DHODH

High metabolic turnover in high-affinity T cells

—

High amounts of nucleotides for mRNA synthesis (up to 100-fold higher nucleotide demand for RNA synthesis than for DNA synthesis)

—

High producers of IL-17 and IFNγ



Vehicle
IMU-838
IL-17F
0.53%
MFI 108
0.12%
MFI 38
0.25%
MFI 37
0.07%
MFI 22
IFNγ
11.83%
MFI 47
5.95%
MFI 24
IL-17A

Klotz et al., Science Translational Medicine, 11, Mai 2019

Immunic THERAPEUTICS

IMU-838 Provides a Less Inflammatory Environment

Stopping a Pro-Inflammatory Environment

→ Repression of pro-inflammatory cytokines

IL-17A/F	IFNγ	IP-10
GM-CSF	IL-6	IL-1ß

→ Induction of some important anti-inflammatory cytokines

IL-4	IL-10

Induction of Apoptosis in Stimulated PBMC

10 µM of IMU-838 induces similar % of apoptosis compared with 100 µM teriflunomide


Normalized apoptotic and necrotic cell levels
0
1
2
3
4
5
44%
38%
24%
22%
20%
16%
Total
Anx V+/ PI-
Anx V+/ PI+
Vido (10 µM)
TFNM (100 µM)

Induction of Regulatory Macrophages in MLR

Moderate induction of regulatory macrophages and strong synergism in combo with Infliximab


Induction of CD14⁺CD206⁺ macrophages (% of 6TG)
125
100
75
50
25
0
****
***
0
3
10
30
6TG
IMU-838 (µM)

PBMC: peripheral blood mononuclear cells; MLR: mixed lymphocyte reaction
Kohlhof et at., Poster UEGW 2019

Immunic THERAPEUTICS

Key Advantages of Targeting DHODH

DHODH target allows **selective targeting** of metabolically hyperactivated cells[1]

IMU-838 has shown **antiviral activity** which could prevent virus reactivation[2]



Aubagio® demonstrated good activity in **preventing disability progression**[4]

Other **DHODH inhibitors had no PML risk** due to antiviral effects[3]

[1] Klotz et al., Sci. Transl. Med. 11, eaao5563, 2019 [2] Marschall et al., Antiviral Res., 2013;10:640-648
[3] Chahin S and Berger JR. J. Neurovirol. 2015;21:623-631 [4] Confavreux C et al. Lancet Neurol. 2014;13:247–56

Immunic THERAPEUTICS

Current Treatment of Relapsing-Remitting Multiple Sclerosis (RRMS)

Escalation Treatment Approach in RRMS

Base Medications

Treatment-Naïve Patients
Low-to-Moderate Disease Activity

- Interferons
- Glatiramer acetate
- Dimethyl fumarate
- Teriflunomide

High MS Activity on Treatment

Escalation Treatments

2nd/3rd Line Treatments
High Disease Activity

- Fingolimod
- Siponimod
- Natalizumab
- Alemtuzumab
- Ocrelizumab
- Cladribine

Consider risks of prolonged immune suppression

- Currently, there is no specific guidance on which therapies/medications are used in which sequence.
- Typically, treatments are escalated over time considering:
  - Persistent high MS disease activity under treatment with base medications (relapse(s), disability worsening, MRI lesions),
  - Risks of long-term immunosuppression,
  - Patient preferences or risks perceptions, and
  - Safety/tolerability aspects.

Currently unaddressed medical need:
Oral base medications for MS patients with balance of good safety/tolerability/convenience profile and robust clinical activity

Left: Adapted from F. I. F. Grand'Maison, Neural Regeneration Research, 2018, 13, 1871-1874
MRI: magnetic resonance imaging

Immunic THERAPEUTICS

MS Therapies: Current Shortcomings

Injectables: IFN-β1 and glatiramer acetate

- Uncomfortable administration
- Side-effects: flulike (IFNβ1) and rash (glatiramer acetate)
- Modest anti-inflammatory effects
- Essentially no new-starts except for glatiramer acetate

Orals: S1Ps, fumarates

- Pre-testing: blood tests; EKG first-dose monitoring (fingolimod)
- Risk discussion: cardiac (S1Ps) PML – small but non-zero; no risk stratification (S1Ps)
- Less disability slowing than inflammation would suggest

Infusions: natalizumab, anti-CD20s

- Frequent infusions (natalizumab)
- Risk discussion: PML (natalizumab > anti-CD20s); infections (anti-CD20s)
- Very long pharmacodynamics – 3-6 months (natalizumab); 6-12 months (anti-CD20s)
- Less disability slowing than inflammation would suggest

Personal opinion of Robert Fox, MD, Staff Neurologist, Mellen Center for MS Vice Chair for Research, Neurological Inst. Professor of Neurology, Cleveland Clinic, Cleveland, Ohio, as presented at Immunic's R&D Day on May 19, 2020: https://www.immunic-therapeutics.com/wp-content/uploads/2020/05/20200519_Immunic_RnD_Day_Robert-Fox.pdf
PML: progressive multifocal leukoencephalopathy

MS Opportunity

Aubagio® (teriflunomide) is Currently the **Only Approved** DHODH Inhibitor for MS

- Aubagio® is indicated for the treatment of relapsing forms of MS, to include clinically isolated syndrome, RRMS, and active secondary progressive disease, in adults
- The recommended dose of Aubagio® is 7 mg or 14 mg orally once-daily. Aubagio® can be taken with or without food.
- IMU-838 has the potential to be the safe and easy-to-use oral treatment-of-choice for RRMS due to its safety and pharmacokinetics profile[2]

Global Sales Aubagio® in MS[1]

Worldwide Sales (in € B)



2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2013
2014
2015
2016
2017
2018
2019

[1] Sanofi Annual Reports, https://www.sanofi.com/-/media/Project/One-Sanofi-Web/Websites/Global/Sanofi-COM/Home/en/investors/docs/press-releases/Q42018results.pdf?la=en&hash=9E677FE77C61BB895BCC44A229407ED8
[2] Muehler et al., ECTRIMS 2019, Abstract A-1026-0031-00242

The Global MS Drug Market was USD 22 Billion in 2016


1.1
0.8
0.5
4.0
1.9
0.5
1.4
US$22 billion
2.3
4.2
2.0
3.1
Dimethyl fumarate
Teriflunomide
Interferon-β1a (Avonex)
Natalizumab
Fingolimod
Glatiramer acetate
Alemtuzumab
Interferon-β1a (Rebif)
Peginterferon-β1a (Plegridy)
Interferon-β1b
Other

- Global market of MS drugs was USD 22 billion in 2016[1]
- Currently approved drugs include oral and injectable drugs
  - Early injectables
    - Interferons (e.g. Rebif®, Avonex®)
    - Glatiramer acetate
  - Oral drugs
    - Teriflunomide
    - Dimethyl fumarate
    - S1P modulators: Fingolimod, Siponimod, Ozanimod
  - High activity DMTs, infusions
    - Natalizumab
    - Ocrelizumab

[1] Westad, A., Venugopal, A. & Snyder, E. The multiple sclerosis market. Nature Reviews Drug Discovery 16, 675–676 (2017)

IMU-838: Second Generation, Highly Selective DHODH Inhibitor With Distinct Chemical Structure

- **Aubagio® hits off targets**, e.g. protein kinases EGFR and Aurora A[1,2], leading to off-target toxicities[3]
- Aubagio® has a half-life of about 18 to 19 days in humans[3-6]; wash-out takes more than six months → emergency treatment discontinuations require 11-day accelerated washout procedure[5]
- Frequent screening required (black box warning for hepatotoxicity)[4]

teriflunomide (Aubagio®)



H_3C
OH
O
N
NH
F_3C

- **IMU-838** (vidofludimus calcium) and leflunomide/teriflunomide are **structurally unrelated**
- Immunic has carefully monitored all liver events throughout the entire IMU-838 development program
- Serum half-life of 30 hours allows for convenient on- and off-dosing
- **To date, no signal has been observed for hepatoxicity anywhere in the entire IMU-838 development program**

vidofludimus* (IMU-838)



COOH
F
H
N
O
CH_3
O

[1] Büttner R, et al. Blood 130 (suppl 1): 4426 abstract, 2017 [2] Cada DJ, et al. Hosp Pharm, 2013;48:231-240 [3] O'Connor et al, NEJM 365: supplementary appendix, 2011
[4] Summary of Product Characteristics Aubagio® [5] FDA CDER Medical Review Teriflunomide, 2012 [6] O'Connor et al, NEJM, 2011;365:1293-1303 [5] More information available at: https://www.aubagiohcp.com/content/pdf/drug_elimination_guide.pdf
* Vidofludimus is the active moiety of IMU-838.

Immunic THERAPEUTICS

Teriflunomide Has a Safety and Tolerability Profile Not Expected From Selective DHODH Inhibition

Adverse Event	Aubagio® 14 mg (n=1002)	Aubagio® 7 mg (n=1045)	Placebo (n=997)
Headache	16%	18%	15%
ALT increased	15%	13%	9%
Diarrhea	14%	13%	8%
Alopecia	13%	10%	5%
Nausea	11%	8%	7%



Mean lymphocyte counts
Lymphocytes mean ± SE (10⁹/L)
2.5
2.0
1.5
1.0
0.5
AUBAGIO 14 mg
Placebo
LLN
Weeks: 0 12 24 36 48
No. of patients:
1001 826 818 774 688
992 845 848 799 700
Mean neutrophil counts
Neutrophils mean ± SE (10⁹/L)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
AUBAGIO 14 mg
Placebo
LLN
Weeks: 0 12 24 36 48
No. of patients:
1001 826 818 774 687
992 845 847 799 699

[1] Aubagio® (teriflunomide) Prescribing Information US FDA. Medical Review for teriflunomide. August 25, 2012
[2] O'Connor et al, NEJM 365: supplementary appendix, 2011
ALT: alanine aminotransferase

Immunic THERAPEUTICS

Off-Target Effects: Kinase Inhibition by Teriflunomide



→

Teriflunomide is not purely selective for DHODH, it also inhibits kinases such as PDGFR, Aurora A, FYN, LCK, JAK3, PIM and EGFR

Most common adverse events of EGFR inhibitors: skin disorders, diarrhea, and elevated liver enzymes. Rare cases of interstitial lung disease are also observed


Teriflunomide
trough level
PIM
Aurora A
JAK3
LCK
FYN
PDGFR
EGFR
0
30
60
90
120
150
180
IC50 in µM

Mean trough level for teriflunomide 7 mg was taken from Clinical Pharmacology Biopharmaceutics Review, Teriflunomide (FDA)

Mattar u. a., "Inhibition of the Epidermal Growth Factor Receptor Tyrosine Kinase Activity by Leflunomide". Xiulong Xu, Jikun Shen, Julian W Mall, Jonathan A Myers, Wanyun Huang, Leonard Blinder, Theodore J Saclarides, James W Williams, Anita S-F Chong, In vitro and in vivo antitumor activity of a novel immunomodulatory drug, leflunomide: Mechanisms of action, Biochemical Pharmacology, Volume 58, Issue 9, 1999, Pages 1405-1413, ISSN 0006-2952, https://doi.org/10.1016/S0006-2952(99)00228-2. Manna und Aggarwal, "Immunosuppressive Leflunomide Metabolite (A77 1726) Blocks TNF-Dependent Nuclear Factor-KB Activation and Gene Expression". Manna und Aggarwal, „Immunosuppressive Leflunomide Metabolite (A77 1726) Blocks TNF-Dependent Nuclear Factor-KB Activation and Gene Expression".
Siemasko u. a., "Inhibition of JAK3 and STAT6 Tyrosine Phosphorylation by the Immunosuppressive Drug Leflunomide Leads to a Block in IgG1 Production". "Leflunomide Inhibits c-Myc Signaling and Impairs Myeloma Cell Growth
Ralf Buettner, Corey James Morales, Enrico Caserta, Domenico Viola, Joycelynne M. Palmer, Xiwei Wu, Nagarajan Vaidehi, Hongzhi Li, Tim Synold, Amrita Krishnan, Flavia Pichiorri, Michael Rosenzweig and Steven T. Rosen, "Leflunomide Inhibits c-Myc Signaling and Impairs Myeloma Cell Growth; Ralf Buettner, Corey James Morales, Enrico Caserta, Domenico Viola, Joycelynne M. Palmer, Xiwei Wu, Nagarajan Vaidehi, Hongzhi Li, Tim Synold, Amrita Krishnan, Flavia Pichiorri, Michael Rosenzweig and Steven T. Rosen"

IMU-838: Target Profile in Relapsing-Remitting Multiple Sclerosis

IMU-838 is Intended to be a Selective Once-Daily Medication for RRMS Patients With a Well-Balanced Combination of Favorable Safety and Convenience Profile with Robust Clinical Activity

For Patient

- Convenient safety profile of an oral drug without adverse events disturbing social activities
- No/low PML risk
- Long treatment duration through less risk for discontinuation, high patient compliance

For Neurologist

- Robust clinical activity
- Easy on- and off-dosing
- Few monitoring requirements for treating neurologists
- No black box warning for hepatotoxicity

Immunic THERAPEUTICS

Meta-Analysis: Prediction of Relapse Reduction From MRI Activity



log(MRIeffect)
log(RELeffect)
2·0
1·5
1·0
0·5
–1·0
–1·5
–2·0
–2·5
–3·0
–4
–3
–2
–1
1
2
Data for present analysis
Data from a previous meta-analysis²

- Meta-analysis of 54 published trials for the treatment of relapsing-remitting multiple sclerosis[1]
- Allows a robust estimation of the association between the effect on MRI lesions and the effect of treatment on relapses with high correlation factor

  log(REL-effect) = 0.00 + 0.53 log(MRI-effect)

  R^2=0.76
- Predicts that relapse-related activity (likely) follows the MRI activity

Both treatment effects are expressed as rate ratios on a log scale. Every circle represents a comparison of the experimental group versus the control group, with the size of the circles representing the weight of the comparison, proportional to trial size and duration. The straight lines represent the weighted regression, which show the effect on relapses predicted by the observed effects on MRI. Log(RELeffect)=logarithm of the relapse rate ratio. Log(MRIeffect)=logarithm of the MRI lesion rate ratio.

[1] Sormani MP, Bruzzi P. MRI lesions as a surrogate for relapses in multiple sclerosis: a meta-analysis of randomised trials. *Lancet Neurol.* 2013;12(7):669-676

Subgroup Analysis CUA MRI Lesions 30 mg IMU-838

Forest Plot



Favors 30 mg/day IMU-838
Favors placebo
0.01
0.1
1
10
100

	N	RR	LCB	UCB
Number of Gd+ lesions at Baseline: 0	72	0.23	0.09	0.59
Number of Gd+ lesions at Baseline: >= 1	68	0.35	0.17	0.70
male	54	0.35	0.14	0.88
female	86	0.29	0.14	0.60
Age: <= 40 years	89	0.26	0.14	0.49
Age: > 40 years	51	0.85	0.33	2.18
Weight: <= 65kg	66	0.34	0.16	0.75
Weight: > 65kg	74	0.28	0.13	0.63
Ukraine	81	0.29	0.14	0.58
Other countries	59	0.33	0.13	0.87
EDSS at Baseline <= 2.5	72	0.40	0.19	0.84
EDSS at Baseline > 2.5	68	0.20	0.09	0.46
Prior MS therapy: no	102	0.34	0.17	0.66
Prior MS therapy: yes	38	0.22	0.08	0.66
Duration of disease <= 4 years	74	0.29	0.14	0.61
Duration of disease > 4 years	66	0.41	0.19	0.92
Relapses in previous 24 months < 2	67	0.27	0.11	0.63
Relapses in previous 24 months >= 2	73	0.33	0.16	0.68

Efficacy effects of IMU-838 observed across many subgroups.

N: Number of Patients; MRI: magnetic resonance imaging; RR: Rate Ratio; LCB: Lower 95% confidence bound; UCB: Upper 95% confidence bound; Gd+: Gadolinium-enhancing

Immunic THERAPEUTICS

Cumulative Number of CUA MRI Lesions

Time Course



Cumulative number of CUA MRI lesions
0
2
4
6
8
10
12
14
16
18
Baseline
Week 6
Week 12
Week 18
Week 24
Treatment group
30 mg IMU-838
45 mg IMU-838
Placebo

	30 mg IMU-838	45 mg IMU-838	Placebo
1.5T MRI	N=65	N=66	N=67
3T MRI	N=6	N=3	N=2

Effect of IMU-838 on MRI lesion suppression can be observed already at early time points.

Estimates are adjusted for baseline volume of T2 lesions, MRI field strength (1.5 or 3.0 Tesla), and baseline number of Gadolinium-enhancing lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment is used as offset term. The graph shows adjusted means of each treatment group and 95% confidence intervals.

Cumulative Number of New Gadolinium-Enhancing MRI Lesions
Time Course



Cumulative number of new Gd+ lesions
20
18
16
14
12
10
8
6
4
2
0
Baseline
Week 6
Week 12
Week 18
Week 24
Treatment group
30 mg IMU-838
45 mg IMU-838
Placebo

	30 mg IMU-838	45 mg IMU-838	Placebo
1.5T MRI	N=65	N=66	N=67
3T MRI	N=6	N=3	N=2

Robust effect of IMU-838 on MRI lesion suppression can also be observed for Gadolinium-enhancing lesions.

The graph shows adjusted means of each treatment group and 95% confidence intervals.
Estimates are adjusted for MRI field strength (1.5 or 3.0 Tesla) and baseline number of Gadolinium-enhancing lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment is used as offset term.

Relapse-Related Endpoints

Effect on Annualized Relapse Rate (ARR)

Treatment Group	N	Number of Relapses	Adjusted Mean ARR
30 mg IMU-838	71	13	0.39
45 mg IMU-838	69	16	0.48
Placebo	69	18	0.53

Despite the study's relatively small sample size and short duration of blinded treatment (24 weeks), a positive signal on ARR was detected.

Number of confirmed relapse events in each treatment arm were N=2 (30mg IMU-838), N=4 (45 mg IMU-838) and N=5 (Placebo).

Patient Reported Outcome
Treatment Satisfaction Questionnaire for Medication (TSQM)



TSQM Patient Questionnaire at Week 24
100
90
80
70
60
50
40
30
20
10
0
Effectiveness
Side Effects
Convenience
Global Satisfaction
30 mg IMU-838
45 mg IMU-838
Placebo

Patients have a perception of increased effectiveness versus placebo and show high satisfaction with IMU-838 treatment.

Treatment Satisfaction Questionnaire for Medication (TSQM), version 1.4 / Higher score generally indicates a more positive impression by the patient. / With license from IQVIA RDS Inc.

Reference: Atkinson MJ, Sinha A, Hass SL, et al. Validation of a general measure of treatment satisfaction, the Treatment Satisfaction Questionnaire for Medication (TSQM), using a national panel study of chronic disease. Health Qual Life Outcomes. 2004;2:12

Immunic THERAPEUTICS

Reasons for Treatment Discontinuations due to Adverse Events

Treatment Discontinuation Before Week 24 (all dosed patients until end of blinded treatment)		
Placebo	7.2 %	5/69
All IMU-838	5.0 %	7/140
30 mg IMU-838	4.2 %	3/71
45 mg IMU-838	5.8 %	4/69

Reasons for Treatment Discontinuation Before Week 24	Placebo (N=69)	30 mg IMU-838 (N=71)	45 mg IMU-838 (N=69)
Number of patients discontinued treatment related to adverse events (investigator decision due to AE, or fulfilling study stopping rules for hepatic events)	N=3	N=0	N=2
Number of events leading to discontinuations	4	N/A	3

Events Leading to Treatment Discontinuations:

Placebo
- N=2 liver enzyme elevations
- N=1 cervix carcinoma
- N=1 hematuria

30 mg IMU-838
- No events

45 mg IMU-838
- N=2 liver enzyme elevations
- N=1 rash

Immunic THERAPEUTICS

Treatment-Emergent Adverse Events: Severity

TEAE by Severity	30 mg IMU-838			45 mg IMU-838			Placebo			Total		
	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)
Mild	50	29	40.8	38	21	30.4	46	23	33.3	134	73	34.9
Moderate	19	11	15.5	21	16	23.2	14	8	11.6	54	35	16.7
Severe	0	0	0	0	0	0	2	1*	1.4	2	1	0.5
Total	69	32	45.1	59	28	40.6	62	30	43.5	190	90	43.1

The observed adverse events were generally mild in nature.

Treatment-emergent adverse events (TEAE) are displayed by severity.
* One patient on placebo treatment experienced the severe adverse events of leukopenia and neutropenia.

Overall Rate of Liver Events

There Was No Increase in Liver Events for the Pooled IMU-838 Treatment Arms Versus Placebo During Blinded Treatment Period

Treatment Group	Rate of Patients With Treatment-Emergent Adverse Events
	With any TEAE fulfilling predefined criteria as liver event
IMU-838	4.3% (6/140)
Placebo	4.3% (3/69)

Liver events, including both clinical adverse events and clinically significant liver laboratory changes, were as prevalent in placebo as in IMU-838 treatment arms.

TEAE: treatment-emergent adverse events
Renal events are TEAE with predetermined adverse event preferred terms related to renal function from MedRA Systems Organ Classes 'Renal and urinary disorder' or 'Investigations'.
Liver events are TEAE with predetermined adverse event preferred terms related to liver function from MedRA Systems Organ Classes 'Investigations' or 'Hepatobiliary disorders'.

Detailed Assessment of Liver Events (1)

Overall Rate of Liver and Renal Events

There Was No Increase in Liver or Renal Events for the Pooled IMU-838 Treatment Arms Versus Placebo During Blinded Treatment Period

Treatment Group	Rate of Patients With Treatment-Emergent Adverse Events	
	With any TEAE fulfilling predefined criteria as liver event	With any TEAE fulfilling predefined criteria as renal event
IMU-838	4.3% (6/140)	2.1% (3/140)
Placebo	4.3% (3/69)	1.4% (1/69)

TEAE: treatment-emergent adverse events
Renal events are TEAE with predetermined adverse event preferred terms related to renal function from MedRA Systems Organ Classes 'Renal and urinary disorder' or 'Investigations'.
Liver events are TEAE with predetermined adverse event preferred terms related to liver function from MedRA Systems Organ Classes 'Investigations' or 'Hepatobiliary disorders'.

Detailed Assessment of Liver Events (2)

Liver Enzyme Elevations

Liver Enzyme Elevations

	30 mg IMU-838	45 mg IMU-838	Placebo
Number of Patients Evaluated	71	69	69
ALT or AST >5xULN	1 (1.4%)	3 (4.3%)	2 (2.9%)
ALT or AST >10xULN	0 (0%)	1 (1.4%)	1 (1.4%)
ALT or AST >15xULN	0 (0%)	0 (0%)	0 (0%)

Liver enzyme elevations above certain thresholds were as prevalent in placebo as in IMU-838 treatment arms.

Very few cases of increases of alanine aminotransferase (ALT) increases or aspartate aminotransferase (AST) above the different thresholds of upper limit of normal (ULN)

- Such cases are comparable between IMU-838 treatments arms and placebo

Immunic THERAPEUTICS

Detailed Assessment of Liver Events (3)

Hy's Law Assessment

Hy's Law Assessment



Hyperbilirubinemia
Hy's Law Range
2xULN
Normal range
3xULN
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo
Peak BILI [xULN]
Peak ALT [xULN]
10
1
0.1
0.01
0.01
0.1
1
10

Very few cases of increases of ALT above 3xULN, or BILI >2x ULN:

- Such cases are comparable between IMU-838 treatment arms and placebo
- There are no Hy's Law cases with concurrent increases of ALT and BILI, even in the entire development program of IMU-838

No signal for hepatoxicity has been observed anywhere in the entire IMU-838 development program, including in the EMPhASIS trial.

ALT: alanine aminotransferase; BILI: bilirubin; ULN: upper limit of normal

Immunic THERAPEUTICS

Conclusions Regarding Efficacy

- **Primary and key secondary endpoints met with high statistical significance**
  - Robust efficacy demonstrated for both investigated doses of IMU-838
- **Data on suppression of MRI activity encouraging and compares favorably to other first-line and oral medications in RRMS**
  - Robust effect on MRI lesion suppression observed early, also for Gadolinium-enhancing lesions
  - Number of patients without Gadolinium-enhancing lesions throughout the study substantially increased versus placebo
- **Secondary clinical endpoints also provided a noticeable signal and numerical benefit for IMU-838 treatment arms, as compared to placebo**
  - Positive signals on ARR, time to relapse, and unconfirmed disability, despite the study's relatively small sample size and short duration of blinded treatment
- **Biomarker data confirm objective effect of IMU-838 on axonal damage**
  - Robust decrease in serum neurofilament light chain provides evidence of potential neuroprotective activity
- **Patients report high satisfaction scores with IMU-838 treatment**

Conclusions Regarding Safety

- **Consistent with prior data sets in other patient populations, administration of IMU-838 in this trial was observed to be well-tolerated**
  - Providing further evidence of a favorable safety profile and replicating such safety profile in the RRMS patient population
  - In general, safety profile is similar to placebo
- **Very low rate of treatment discontinuations, even lower than in the placebo group**
  - IMU-838 discontinuation rate compares favorably to many other medications in RRMS
  - Indicates an encouraging combination of tolerability and efficacy
- **Favorable safety profile of IMU-838 observed**
  - Few adverse events with higher incidence rate (>2%)
  - Observed adverse events generally mild in nature
  - No increase in liver and kidney events as well as adverse events of special interest and hematuria, as compared to placebo
  - No signal for hepatotoxicity or elevations of liver enzymes
  - No generalized effect on serum uric acid (with 1-week dosing-in using half-dose)
  - No/rare adverse events indicating general immuno-suppressive or general antiproliferative effects
  - No increase of infections and infestations, as compared to placebo
  - No generalized effect on hematology laboratory values

Previous COMPONENT* Trial of Vidofludimus

Incidence of Liver Events[1]		
Liver Event TEAE By Preferred Term	Vidofludimus 35 mg n=122	Placebo n=119
Biliary Colic	0 (0.0%)	1 (0.8%)
Hepatic Pain	0 (0.0%)	1 (0.8%)
Hepatic Steatosis	0 (0.0%)	1 (0.8%)
Hepatocellular Injury	1 (0.8%)	0 (0.0%)
g-Glutamyl Transferease Increased	1 (0.8%)	1 (0.8%)
Alanine Aminotransferase Increased	0 (0.0%)	1 (0.8%)
Hepatic Enzyme Increased	0 (0.0%)	1 (0.8%)
Patients with Liver Events (%)	**2 (1.6%)**	**6 (5.0%)**

Vidofludimus is the active moiety of IMU-838, TEAE: treatment-emergent adverse events

*The COMPONENT trial was a randomized, double blind, placebo-controlled, parallel group, multicenter phase 2 clinical trial to assess the safety and efficacy of vidofludimus in combination with methotrexate (MTX) in patients with rheumatoid arthritis (RA) who were not responding sufficiently to MTX monotherapy.

[1] Muehler A, Kohlhof H, Groeppel M, Vitt D. The Selective Oral Immunomodulator Vidofludimus in Patients with Active Rheumatoid Arthritis: Safety Results from the COMPONENT Study. Drugs R D. 2019;19(4):351-366.

Immunic THERAPEUTICS

ENTRANCE: Steroid Tapering Scheme

week -1

40 mg steroid No Vido	▶	40 mg steroid + Vido	week 2								
30 mg steroid No Vido	▶	30 mg steroid + Vido	30 mg steroid + Vido	week 3							
20 mg steroid No Vido	▶	20 mg steroid + Vido	20 mg steroid + Vido	20 mg steroid + Vido	week 4						
					15 mg steroid + Vido	week 5					
						10 mg steroid + Vido	week 6				
							7.5 mg steroid + Vido	week 7			
								5 mg steroid + Vido	week 8		
									2.5 mg steroid + Vido	week 9-12	
										No steroid + Vido	

Tapering down of prednisolone dose

Out of **26** patients evaluable for efficacy analysis the steroid dose entering the study was

- 6 patients on 40 mg/day (23%)
- 6 patients on 30 mg/day (23%)
- 14 patients on 20 mg/day (54%)

Study aim: Disease control and remission maintenance transferred from prednisolone therapy to treatment with vidofludimus

Herrlinger et al. J Crohns Colitis. 2013 Sep;7(8):636-43

ENTRANCE: Steroid-Sparing

Development of prednisolone intake over 12 weeks (mITT):

mg/day	W1	W2	W3	W4	W5	W6
A	20 (20–40)	20 (20–30)	20 (20–20)	15 (15–15)	10 (10–20)	7.5 (7.5–20)
B	26.5 (± 8.0)	24.6 (± 5.1)	20 (± 0.0)	15 (± 0.0)	10.6 (± 2.2)	8.5 (± 2.9)

mg/day	W7	W8	W9	W10	W11	W12
A	5 (5–15)	2.5 (2.5–15)	0 (0–15)	0 (0–10)	0 (0–10)	0 (0–10)
B	5.9 (± 2.8)	3.4 (± 2.9)	1.3 (± 3.4)	0.9 (± 2.5)	1.1 (± 2.7)	1.0 (± 2.8)

Mean consumption of prednisolone significantly (*p<0.001) decreased from 26.5 mg/day (± 8.0) to 1.0 mg/day (± 2.8)



Median Prednisolone Dose (mg/day)
*
40
30
20
10
0
N = 26
N = 26
N = 26
N = 26
N = 24
N = 24
N = 24
N = 24
N = 23
N = 23
N = 23
N = 23
0
1
2
3
4
5
6
7
8
9
10
11
12
Treatment Week

A: Median (Range); B: Mean (SD); W: week; mITT: modified intent to treat
Herrlinger et al. Poster, ECCO 2011

Immunic Therapeutics

Back-up IMU-935

IMU-935: Main Functions of RORγt



Autoimmune situation
+ IMU-935
①
Th
Differentiation
Th17
Th
Block of
differentiation
Th17
②
Th
Cytokine
production
Th17
IL-17A
IL-17F
IFN-γ
Th
Block of
cytokine production
Th17
IL-17A
IL-17F
IFN-γ
③
DN
CD4-
CD8-
Thymocyte
maturation
DP
CD4+
CD8+
DN
CD4-
CD8-
Normal thymocyte
maturation
DP
CD4+
CD8+
No risk
for thymoma

- The differentiation towards Th17 cells is inhibited by IMU-935
- The production of IL-17A and IL-17F is inhibited by IMU-935
- The physiological maturation of T-cells within the thymus is not affected by IMU-935

Immunic THERAPEUTICS

Inhibition of Th17 Differentiation


Th
Block of
differentation
Th17

Th17 Differentiation – Murine Primary Thymocytes


IL-17+ (%)
50
40
30
20
10
0
NS
NS
**
**
**
**
0 nM/DMSO
3 nM
30 nM
300 nM
IMU-935
C11


Normalized Th17 differentiation (%)
120
100
80
60
40
20
0
y = 0.0006x² - 0.4443x + 102.25
R² = 0.97064
0
100
146.6
200
300
400
500
600
Concentration of inhibitor 1 (nM)

IMU-935 profoundly inhibited Th17 differentiation, whereas C11 did not

The IC_{50} for Th17 differentiation of murine cells was 150 nM

Zuoming Sun, City of Hope, 2020

IMU-935 Maintains Normal Thymocyte Maturation and Retains Basal Activity of RORγt


3
DN
CD4-
CD8-
Thymocyte
maturation
DP
CD4+
CD8+


DN
CD4-
CD8-
Normal thymocyte
maturation
DP
CD4+
CD8+
No risk
for thymoma

Method

- Sorted murine DN thymocytes were cultured on OP9-DL4 fibroblasts with mouse IL-7 for 72 hours and treated in parallel with IMU-935

Result

- IMU-935 allows normal thymocyte maturation from DN towards matured CD4+ thymocytes (CD4+ and CD4+/CD8+)


50
40
30
20
10
0
CD4+ (%)
0 nM/DMSO
3 nM
30 nM
300 nM

Method

- Cellular reporter assay for RORγt activity with LBD of RORγ fused to GAL4 reporter from Indigo was used

Result

- Approx. 20% remaining basal activity of RORγt by IMU-935 at highest dose, whereas comparator molecule showed full inhibition


6x10^05
4x10^05
2x10^05
0
RLU
-1
0
1
2
3
Compound Concentration [10^x nM]
C11
IMU-935

20% remaining activity IMU-935

No remaining activity C11

Immunic THERAPEUTICS

IMU-935 Potently Inhibited Cytokine Release in *Ex Vivo* Stimulated Human Skin Punches

Cytokine Inhibition in Inflamed Human Skin Model


GMCSF
IL-17A
IL-17F
IL-22
Cytokine release
(% of Vehicle)
160
140
120
100
80
60
40
20
0
Vehicle
100 nM IMU-935
1 µM IMU-935
100 nM Calciportiol



IMU-935 is active with **< 100 nM** on
GM-CSF
IL-17A
IL-17F

Method

Skin punches from human healthy volunteers were *ex vivo* pretreated with IMU-935 for 24 hours and then challenged with a pro-inflammatory cytokine cocktail for another 24 hours.

Result

IMU-935 demonstrated a strong and dose dependent inhibition of GM-CSF, IL-17A, IL-17F and IL-22.

Immunic Therapeutics

Back-up IMU-856

Initial Hypothesis on IMU-856's Mode of Action


Downregulation[1]
Upregulation[2]
Claudin-1
Claudin-2
Relocation of ZO-1 away from the TJ
Leaky gut
Disruption of the architecture of the TJ


IL-6
IMU-856 (µM)
- + + +
- - 1 3
Claudin-1
Claudin-2
Actin
upper
lower


IMU-856
Upregulation
Downregulation
Claudin-1
Claudin-2
Restoration of the architecture of the TJ

[1] Poritz et al. 2004 [2] Luettig et al. 2015
TJ: tight junctions